SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549

	FORM 8-K

	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): May 31, 1995


                          The Stanley Works
           (Exact name of registrant as specified in charter)


  Connecticut  		   1-5224   		   06-058860
(State or other		(Commission		(IRS Employer
jurisdiction of		File Number)		Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(203) 225-5111



                         Not Applicable
   (Former name or former address, if changed since last report)










	Page 1 of 9 pages
	Exhibit Index is located on Page 4


	Item 5.	Other Events.


			1.	On May 31, 1995, the Registrant issued press releases.
On June 1, 1995, the Registrant issued an organization announcement.

			Attached as Exhibit (20)(i),(20)(ii) and (20)(iii) are copies of the
Registrant's press releases and organization announcement.  These
Exhibits are incorporated herein by reference.



	Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.


		(c)	(20)(i)	Press release dated May 31, 1995
					reporting on Stanley's second quarter dividend.

			(20)(ii)	Press release dated May 31, 1995 announcing the election of
 Mannie L. Jackson to the Board of The Stanley Works.

			(20)(iii)	Organization announcement dated June 1, 1995 announcing
the appointment of Thomas E. Mahoney as Vice President Marketing Development.























	Page 2 of 9

	SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                 							THE STANLEY WORKS



Date: June 6, 1995	                   By:	Stephen S. Weddle
                               							Name:	Stephen S. Weddle
                               							Title:	Vice President, General Counsel
									                             and Secretary

	EXHIBIT INDEX

	Current Report on Form 8-K
	Dated May 31, 1995 and June 1, 1995




		Exhibit No.							Page

		(20)(i)								  5

		(20)(ii)								 6-7

		(20)(iii)		      8-9

May 31, 1995                                         	Exhibit (20)(i)


	THE STANLEY WORKS ANNOUNCES 2nd QUARTER DIVIDEND PAYMENT

New Britain, Connecticut (NYSE:SWK)...The Board of Directors of The Stanley Works today declared a regular second quarter dividend of $.35 per share on the common stock. This declaration represents Stanley's 401st consecutive quarterly dividend payment.

The dividend is payable June 30, 1995 to shareholders of record at the close of business on Monday, June 12 1995.

Stanley's outstanding quarterly dividend performance represents the longest record for consecutive quarterly dividend payments of all industrial companies listed on the New York Stock Exchange. Stanley's record of annual dividend payments - every year since 1877 - is also the longest record for all industrials listed on the Exchange.

The Stanley Works is a worldwide producer of tools, hardware and specialty hardware for home improvement, consumer, industrial and professional use.

Contact:	Patricia McLean
		Manager, Corporate Communications
		(203) 827-3833

May 31, 1995	                                       Exhibit (20)(ii)


	STANLEY BOARD ELECTS NEW DIRECTOR


New Britain, Connecticut (NYSE:SWK)...The Board of Directors of The Stanley Works today announced the election of a new member, Mannie L. Jackson, Chairman of the Harlem Globetrotters International and Chairman and Chief Executive Officer of Mannie Jackson, Associates, a sports and entertainment company. Mr. Jackson is also a retired executive of Honeywell, Inc.

Richard H. Ayers, Chairman and Chief Executive Officer of The Stanley Works said: "We are very pleased to have Mannie Jackson join Stanley's Board. He brings a wealth of experience in a wide variety of business settings - from his service at Honeywell to his position as Chief Executive of a dynamic organization like the Globetrotters and as an entrepreneur. His expertise, particularly in the areas of international marketing and strategic leadership, will be invaluable to Stanley as we pursue our growth strategies of continuing to expand our global presence and enhancing our relationships with key customers."


Mr. Jackson joined Honeywell in 1968. He held several vice presidential positions at Honeywell in marketing, factory management, human resource management, strategic planning, new venture management and product management. In addition, he served as Vice President and General
Manager of the Communication Services Division and Group Vice President of Sales and Marketing. He is recognized for strategic leadership, innovative marketing and establishing marketing relationships with international customers in important growth areas, including China, Europe, Japan and South Africa. Honeywell is a global controls company that provides products, systems and services for homes and buildings, industry, and aviation and space.

Mr. Jackson attended the University of Illinois, where he was Captain of the basketball team and was named an All-American for his athletic ability. Following graduation, he played professional basketball for the Harlem Globetrotters. Today, he is majority owner and Chairman of Harlem Globetrotters, International.
The Globetrotters are a 70 year old sports and entertainment entity. As Chairman and CEO, Mr. Jackson has been responsible for the resurgence of the organization, which in 1995 will appear in 30 countries and play before over 2 million fans.

	- 2 -	                                                   	Exhibit (20)(ii)


Mr. Jackson is also a director of Ashland Inc., Jostens, Inc. and Martech Controls, Honeywell's South African Subsidiary. He is involved in several community service and philanthropic organizations. In 1993 he was elected one of the nation's 40 Most Powerful and Influential Black Executives by Black Enterprise Magazine, and also in 1993 he was recognized by the Journal of Business Strategy as one of the nation's top corporate strategists.

In February of 1995, he accompanied Secretary of Energy Hazel O'Leary on an official Presidential trade mission to China. In May of 1995, he was among 12 nominees for the Archbishop Desmond Tutu Award for Human Rights for his work in South Africa. He is also an advisor to the Secretary of State on Foreign Policy.

Mr. Jackson is 56 years old. He and his wife, Catherine have two daughters. The family resides in Minneapolis.



Contact:	Patricia McLean
		Manager, Corporate Communications
		(203) 827-3833



























	Page 7 of 9


                                                     Exhibit (20)(iii)


TO:		ALL MEMBERS OF MANAGEMENT	JUNE 1, 1995

SUBJECT:	ORGANIZATION CHANGE



With mixed feelings, I announce the resignation of Jim Amtmann from
The Stanley Works effective Monday, June 5, 1995.   Jim has accepted
a position elsewhere, and we wish him all the best in his new endeavors. Jim has served Stanley in a variety of important positions, including the critical role of establishing the Stanley Customer Support
Division. Jim has done a terrific job of assembling a strong group of individuals who are moving forward with significant improvements in the way we conduct business with our key customers.

I am very pleased to announce that Tom Mahoney, currently President and General Manager of Stanley Hardware will replace Jim, both as President and General Manager of the Stanley Customer Support Division, and as
Vice President - Marketing Development for The Stanley Works. Tom will assume his new position on Monday, continuing without interruption, the positive momentum of the Customer Support Division.

Tom is extremely well-suited to this important new role. He is a thirty-year veteran of The Stanley Works with an impressive background in sales, marketing and senior management of both industrial and consumer products businesses. After joining Stanley in 1965, Tom held several positions in sales and marketing at the Stanley Power Tools Division.
He moved to Stanley Tools in 1978 and was appointed Division Vice President
- - Industrial Sales in 1979.  In 1982, he was promoted to Vice President
- - Sales and Marketing for the Stanley Steel Division and in 1985 was appointed President and General Manager of the Stanley Strapping Systems.

In 1987, Tom moved to Dallas to join National Hand Tool and was appointed President and General Manager of that division in 1989. In 1992, Tom and his family moved back to New Britain when he was appointed
President and General Manager of Stanley Hardware. Tom's replacement at Stanley Hardware will be announced shortly.









	Page 8 of 9

	- 2 -                                             	Exhibit (20)(iii)



Tom is well-known to the key customers with whom the Stanley Customer Support Division is working closely, and as you might imagine, he is well-respected by them. I am very pleased that Tom has accepted this
position.   Please join me in wishing him well in this exciting new
phase of his career at Stanley.



ALAN HUNTER
President and
Chief Operating Officer






























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